CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)

FINANCIAL STATEMENTS
FOR THE PERIOD MAY 3, 2003 (INCEPTION)
THROUGH DECEMBER 31, 2003

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
FINANCIAL STATEMENTS
FOR THE PERIOD MAY 3, 2003 (INCEPTION)
THROUGH DECEMBER 31, 2003

INDEX TO FINANCIAL STATEMENTS

 PAGE(S)

Report of Independent Registered Public Accounting Firm                                                                                                          1

Financial Statements

Balance Sheet as of December 31, 2003                                                                                                                             2

Statement of Income for the Period May 3, 2003 (Inception)
through December 31, 2003                                                                                                                                                 3

Statement of Members’ Equity for the Period May 3, 2003
(Inception) through December 31, 2003                                                                                                                            4

Statement of Cash Flows for the Period May 3, 2003
(Inception) through December 31, 2003                                                                                                                           5

Notes to Financial Statements                                                                                                                                          6-9

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mr. Kevin Johnson
Call Now America Prepaid Company, L.L.C.
Lighthouse Point, Florida

We have audited the accompanying balance sheet of Call Now America Prepaid Company, L.L.C. (a limited liability company) as of December 31, 2003 and the related statements of income, members’ equity, and cash flows for the period May 3, 2003 (Inception) to December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Call Now America Prepaid Company, L.L.C. as of December 31, 2003, and the results of its operations and its cash flows for the period May 3, 2003 (Inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey

August 10, 2005

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
BALANCE SHEET
DECEMBER 31, 2003

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$6,994

Total current assets	6,994

TOTAL ASSETS	$6,994

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$-

Total current liabilities	-

Total liabilities	-

MEMBERS' EQUITY	6,994

TOTAL LIABILITIES AND MEMBERS' EQUITY	$6,994

The accompanying notes are an integral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
STATEMENT OF INCOME
FOR THE PERIOD MAY 3, 003 (INCEPTION)
THROUGH DECEMBER 31, 2003

REVENUES	$225,899

COST OF SALES	184,533

GROSS PROFIT	41,366

OPERATING EXPENSES
Contract labor	17,267
Office supplies	17,089
Professional fees	2,500
Telephone	1,356
Travel and entertainment	1,160

Total operating expenses	39,372

NET INCOME	$1,994

The accompanying notes are an intregral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
STATEMENT OF MEMBERS' EQUITY
FOR THE PERIOD MAY 3, 003 (INCEPTION)
THROUGH DECEMBER 31, 2003

MEMBERS' EQUITY - Beginning of Period	$-

Members' contribution - net	5,000

Net income	1,994

MEMBERS' EQUITY - End of Period	$6,994

The accompanying notes are an intregral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
STATEMENT OF CASH FLOWS
FOR THE PERIOD MAY 3, 003 (INCEPTION)
THROUGH DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,994

Adjustments to reconcile net income to net cash
provided by operating activities:
Changes in assets and liabilities:
Increase in accounts payable	-
Total adjustments	-

Net cash provided by operating activities	1,994

CASH FLOWS FROM FINANCING ACTIVITIES
Members' contributions - net	5,000

Net cash provided by financing activities	5,000

INCREASE IN CASH AND CASH EQUIVALENTS	6,994

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$6,994

The accompanying notes are an intregral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2003

NOTE 1-                NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES:

Call Now America Prepaid Company, L.L.C. (The Company) was formed on May 3, 2003 as a Florida limited liability company. The Company purchases prepaid calling cards from manufacturers then resells them at a markup to wholesalers.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents. There were no cash equivalents as of December 31, 2003.

The Company maintains cash and cash equivalents balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances as of December 31, 2003.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Consequently, federal and state income taxes are not payable by, or provided for by the Company. Members are taxed individually on their shares of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the regulations of the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003

NOTE 1-                NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142 “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. The Company reported no goodwill as of December 31, 2003.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003

NOTE 1-                NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The new guidance resolves significant implementation issues related to SFAS 121. “Accounting for the impairment of long-lived assets to be disposed of.” SFAS 144 is affected for fiscal years beginning after December 21, 2001. Currently, the Company is assessing but has not determined how the adoption of SFAS 144 will impact its financial position and results of operation.

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003

NOTE 3-               SUBSEQUENT EVENT

On April 19, 2004 The Company’s assets were acquired by Snap2 Corporation in a stock-for-assets acquisition. As part of the Asset Purchase Agreement (the Agreement) The Purchaser acquired all assets of The Seller including (1) all contracts and purchase orders entered into by the Seller as of the Agreement date, (2) all contracts and purchase orders entered into by the Seller prior to the closing date, and (3) the Seller’s distribution channel. The distribution channel was purported at the time of sale to possess existing business relationships with more than 300,000 retail locations.

In exchange for all the assets of the Seller, the Purchaser conveyed 3,000,000 shares of its common stock worth $1,620,000. As part of The Agreement, the Seller was granted the right to purchase an additional 2,000,000 shares of the Purchaser in two separate transactions of 1,000,000 shares each, governed as follows, per the language of the Agreement:

Seller shall have the right to purchase 1,000,000 shares of Snap2 Corporation’s restricted common stock at $0.25 per share upon the Purchaser successfully acquiring 25,000 sales locations utilizing the assets purchased in this agreement. Additionally, Seller shall have the right to purchase an additional 1,000,000 shares of Snap2 Corporation’s restricted common stock at $0.25 per share upon the Purchaser successfully acquiring an additional 25,000 sales locations (total of 50,000) utilizing the assets purchased in this agreement.